UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2006
COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-32329 (Commission File Number)	51-0411678 (I.R.S. Employer Identification No.)

2727 Allen Parkway, Suite 1200 Houston, Texas (Address of Principal Executive Offices)	77019 (Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 621-9547
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     The information included or incorporated by reference in Item 2.03 of this Current Report on Form 8-K (this “Report”) is incorporated by reference into this Item 1.01 of this Report.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On February 7, 2006, Copano Energy, L.L.C. (the “Company”) and Copano Energy Finance Corporation (“FinCo” and together with the Company, the “Issuers”) closed the private placement of an aggregate of $225 million in principal amount of their 8 1/8% Senior Notes due 2016 (the “Senior Notes”) in a transaction exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”). The Senior Notes have been fully and unconditionally guaranteed on an unsecured and unsubordinated basis by all of the Company’s wholly-owned subsidiaries (the “Guarantors”). A copy of the Purchase Agreement related to the sale of the Senior Notes is filed as Exhibit 10.1 to this Report and is incorporated by reference into this Item 2.03 of this Report.
     The Senior Notes were sold within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States only to non-U.S. persons in reliance on Regulation S under the Securities Act. The Senior Notes were sold pursuant to an indenture dated as of February 7, 2006 (the “Indenture”) among the Issuers, the Guarantors and U.S. Bank National Association, as trustee. Copies of the Indenture, the 144A Senior Notes and the Regulation S Senior Notes are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Report and are incorporated by reference into this Item 2.03 of this Report.
     The descriptions of the Senior Notes and the terms of the Indenture governing the Senior Notes contained in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on February 3, 2006 are incorporated by reference into this Item 2.03 of this Report. Such descriptions are qualified in their entirely by reference to the exhibits filed with this Report.
     On February 7, 2006, the Issuers, the Guarantors parties thereto, and the Initial Purchasers named therein entered into a Registration Rights Agreement related to the Senior Notes (the “Registration Rights Agreement”). A copy of the Registration Rights Agreement is filed as Exhibit 4.4 to this Report and is incorporated by reference into this Item 2.03 of this Report.
     The description of the terms of the Registration Rights Agreement contained in our Current Report on Form 8-K filed with the Commission on February 3, 2006 is incorporated by reference into this Item 2.03 of this Report. Such description is qualified in its entirely by reference to the Exhibit 4.4 filed with this Report.

Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description

4.1	Indenture dated as of February 7, 2006, among Copano Energy, L.L.C., Copano Energy Finance Corporation, the Guarantors parties thereto and U.S. Bank National Association, as trustee.

4.2	Rule 144A Global Note representing $224,500,000 principal amount of 8.125% Senior Notes due 2016.

4.3	Regulation S Global Note representing $500,000 principal amount of 8.125% Senior Notes due 2016.

4.4	Registration Rights Agreement dated as of February 7, 2006, among Copano Energy, L.L.C., Copano Energy Finance Corporation, the Guarantors parties thereto and the Initial Purchasers named therein.

10.1	Purchase Agreement dated as of January 31, 2006, among Copano Energy, L.L.C., Copano Energy Finance Corporation, the Guarantors parties thereto and the Initial Purchasers named therein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.
Date: February 8, 2006	By:	/s/ Douglas L. Lawing
		Name:	Douglas L. Lawing
		Title:	Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Indenture dated as of February 7, 2006, among Copano Energy, L.L.C., Copano Energy Finance Corporation, the Guarantors parties thereto and U.S. Bank National Association, as trustee.

4.2	Rule 144A Global Note representing $224,500,000 principal amount of 8.125% Senior Notes due 2016.

4.3	Regulation S Global Note representing $500,000 principal amount of 8.125% Senior Notes due 2016.

4.4	Registration Rights Agreement dated as of February 7, 2006, among Copano Energy, L.L.C., Copano Energy Finance Corporation, the Guarantors parties thereto and the Initial Purchasers named therein.

10.1	Purchase Agreement dated as of January 31, 2006, among Copano Energy, L.L.C., Copano Energy Finance Corporation, the Guarantors parties thereto and the Initial Purchasers named therein.